UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): December 27, 2013

Cal-Maine Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Woodrow Wilson Avenue

Jackson, MS 39207

(Address of principal executive offices (zip code))

601-948-6813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On December 27, 2013, Cal-Maine Foods, Inc. (the “Company” or “Cal-Maine Foods”) issued a press release announcing that the Company’s board of directors has elected Michael D Castleberry as Vice President and Controller and the Company’s chief accounting officer, effective January 1, 2014.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release issued by the Company on December 27, 2013

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: December 27, 2013	By:	/s/ Timothy A. Dawson

Timothy A. Dawson Director, Vice President, and Chief Financial Officer

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